MERRILL LYNCH
GLOBAL VALUE
FUND, INC.




FUND LOGO





Quarterly Report

September 30, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL VALUE FUND, INC.




Worldwide
Investments
As of 9/30/98

                                               Percent of
Ten Largest Industries                         Net Assets

Utilities--Electric & Gas                         22.0%
Food & Household Products                         11.4
Beverages                                          8.6
Insurance                                          8.3
Telecommunications                                 8.0
Financial Services                                 6.3
Banking                                            5.6
Electronic Components/Instruments                  3.7
Energy Equipment & Services                        3.4
Health & Personal Care                             2.7



                               Country of       Percent of
Ten Largest Equity Holdings    Origin           Net Assets

Cadbury Schweppes PLC          United Kingdom      5.2%
General Re Corporation         United States       5.0
Nestle S.A. (Registered)       Switzerland         4.8
Federal National Mortgage
  Association                  United States       4.6
MCI WorldCom, Inc.             United States       4.6
AES Corporation                United States       4.4
Sara Lee Corporation           United States       4.1
Diageo PLC                     United Kingdom      3.4
Berliner Kraft-und Licht
  (Bewag) AG                   Germany             3.4
Schlumberger Ltd.              United States       3.4



Merrill Lynch Global Value Fund, Inc., September 30, 1998



DEAR SHAREHOLDER

Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -6.42%, -6.69%, -6.69% and -6.50%, respectively, for the quarter ended September 30, 1998, compared to a -11.99% total return for the unmanaged Morgan Stanley Capital International (MSCI) World Index. For the first nine months of 1998, the Fund outperformed the MSCI World Index, with Class A, Class B, Class C and Class D Shares providing total returns of +12.02%, +11.07%, +11.08% and +11.74%, respectively, compared to a
+2.66% total return for the Index. Please refer to "Perspective on Relative Performance" beginning on page 3 of this report to shareholders for an important discussion of the Fund's performance results compared to the MSCI World Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)


Investor Sentiment Shifts Abruptly
In past reports to shareholders, we have cautioned that the stock market returns experienced over the past few years had been leading investors to develop inflated expectations for future returns. Unfortunately, this view was given credence during the September quarter. Almost overnight, the investment outlook has gone from a widespread, unabated bull market to a near-universal bear market, such as the one experienced in Japan during much of the past nine years and, more recently, in all of the emerging markets. Our view of this phenomenon is that the investment outlook was not as positive as had been reflected in stock prices, nor is it as uniformly bleak as recent share price declines suggested. Indeed, after the September quarter's close, stock markets rallied in response to the US Federal Reserve Board's surprise easing in monetary policy. In addition, the Japanese yen experienced an unprecedented large gain relative to the US dollar.

It was surprising to us that most of the major stock markets had been ignoring the economic turmoil that has occurred in much of the world for over a year. However, just as we had been of the opinion that economic conditions were not strong enough to support a bull market indefinitely, we do not believe now that we are entering into a devastating and long-lasting economic depression and bear market. World stock markets are adjusting to diminished world growth prospects, and are taking account of the significant problems in emerging economies, Japan, and, more recently, hedge funds and the firms that financed them.

In past reports to shareholders, we articulated our view of the risks associated with the stock market conditions that had prevailed throughout most of 1998. First, stock valuations had reached levels that were very high by historical standards, especially in the United States and Europe. Second, the economic crises experienced in the world's emerging economies, coupled with the economic malaise in Japan, do not create an environment that is conducive for US and European companies to achieve levels of profitability and earnings growth that had been reflected in their stocks' high valuations. Third, many stock markets were achieving unprecedented high returns, and these returns far exceeded the increase in economic value that corporations were achieving. We believed that this situation could not--and probably should not--have continued indefinitely. With the recent decline in stock prices, we are now more confident that we can find stocks that are worth more than their current prices.


Investment Strategy Unchanged
Typically, we strive to keep the Fund as fully invested as possible in common stocks. One of our operating principles is that we believe it is a good idea to limit the number of investment decisions (and corresponding actions) that we must make. We have found that excessive investment activity is not a sensible approach for us. For example, we would not sell part of a position simply because we believed that the stock had "gotten ahead of itself." We believe that there is nothing wrong with owning shares in a well-run company that is in a good business (and is in the process of becoming a better company), as long as its stock valuation does not become extremely high. Put simply, if we believe that a company represents a reasonable investment, we will maintain our position, even if we think that its shares are fairly valued. In our view, there is nothing wrong with owning shares in appropriately valued companies. Accordingly, the Fund's portfolio is not dominated by undervalued stocks.

The attraction of volatile market conditions is that it creates investment opportunities. Over the course of the past few months, we made two purchases that as of September 30, 1998 were among top ten holdings: Sara Lee Corporation and AES Corporation. More recently, we have identified several potential investments that could eventually become large positions. However, we have more investment ideas than cash reserves available to make new investments at this time. Since we remain positive on our current investments--and since we are not inclined to implement too many ideas in the near term--we are taking our time studying these investment candidates.

There is another reason why we do not want to move too quickly in establishing new positions. Currently, it appears that there are more risks to the financial system than we have seen before. We should note that this view is not based on any special knowledge of fixed-income hedge fund investing and how these funds are financed. Our concerns focus on the likelihood that other financial entities that are much larger and more important to world financial stability than hedge funds own positions similar to hedge funds. These positions cannot be liquidated in the current environment. These potential stresses to the financial system - coupled with the poor economic state of affairs in many emerging countries and Japan (with its recession, along with banking and pension funding problems) - lead us to be more cautious than usual.

However, despite the near-term weaknesses in the financial system, we are optimistic that the current difficulties will be overcome. Stock market investing is for those who are optimistic about the future. Although we are concerned about the present and are still not entirely comfortable with the stock market's overall valuations, we remain confident that the stocks in the Fund's portfolio will, in the long run, be worth more than they are today. We expect the companies in the Fund's portfolio to increase their worth in the years ahead, and we believe that their shares are not overvalued now.


Perspective on Relative
Performance
Given our style of portfolio management, we expect that the Fund would tend to outperform stocks in general during periods of declining markets while almost keeping pace during periods of buoyant stock prices. During the recent period of stock market declines, the Fund's net asset values declined less, but dramatically outperformed relevant unmanaged indexes and competitors. To our surprise, the Fund has outperformed even when share prices were generally rising. Although we are pleased with this strong relative performance, we want to caution our shareholders that they should not expect us to consistently repeat these results. In our view, good relative performance would be outperforming the unmanaged MSCI World Index by about two percentage points a year.


Merrill Lynch Global Value Fund, Inc., September 30, 1998


For the nine months ended September 30, 1998, the Fund's Class A Shares were 9.36 percentage points ahead of the MSCI World Index, on top of an 8.25 percentage point outperformance for 1997. As much as we would like to repeat these results in the future, this level of outperformance is not sustainable. We cannot stress strongly enough to shareholders that you should not expect the level of outperformance that we achieved in 1997 and 1998 to continue in the future. Nonetheless, we believe that our investment strategy will provide consistent positive investment returns over the long term, since we believe that stocks will provide positive real returns and that our approach to stock market investing is sufficiently sound so that we can continue to do well.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



November 11, 1998






PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                       12 Month           3 Month         Since Inception
                                                     Total Return       Total Return        Total Return
ML Global Value Fund, Inc. Class A Shares               +13.68%             -6.42%             +41.45%
ML Global Value Fund, Inc. Class B Shares               +12.51              -6.69              +38.66
ML Global Value Fund, Inc. Class C Shares               +12.52              -6.69              +38.67
ML Global Value Fund, Inc. Class D Shares               +13.39              -6.50              +40.70

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 11/01/96.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        +13.68%        + 7.71%
Inception (11/01/96) through 9/30/98      +19.88         +16.55

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        +12.51%        + 8.51%
Inception (11/01/96) through 9/30/98      +18.64         +17.29

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                        +12.52%        +11.52%
Inception (11/01/96) through 9/30/98      +18.64         +18.64

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        +13.39%        + 7.44%
Inception (11/01/96) through 9/30/98      +19.55         +16.22

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Value Fund, Inc., September 30, 1998


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
NORTH                                                                                                              Percent of
AMERICA      Industries          Shares Held             Investments                       Cost          Value     Net Assets
Canada       Transportation--      1,521,600  Canadian National Railway Company      $   74,424,143   $   67,901,400    2.7%
             Road & Rail
                                              Total Investments in Canada                74,424,143       67,901,400    2.7


United       Electronic            2,070,700  Lattice Semiconductor Corporation         104,996,064       51,249,825    2.0
States       Components/
             Instruments

             Energy Equipment      1,716,000  Schlumberger Ltd.                         130,814,706       86,336,250    3.4
             & Services

             Financial Services    1,827,400  Federal National Mortgage Association      79,099,130      117,410,450    4.6

             Food & Household      1,905,000  Sara Lee Corporation                      102,969,085      102,870,000    4.1
             Products

             Health &              1,144,000  Baxter International, Inc.                 61,537,393       68,068,000    2.7
             Personal Care

             Insurance               617,300  General Re Corporation                    133,157,732      125,311,900    5.0
                                   1,380,000  Horace Mann Educators Corp.                25,535,782       41,400,000    1.6
                                                                                     --------------   --------------  ------
                                                                                        158,693,514      166,711,900    6.6

             Merchandising         1,656,100  American Stores Company                    41,461,019       53,305,719    2.1

             Recreation/Other        923,800  Mattel, Inc.                               26,450,091       25,866,400    1.0
             Consumer Goods

             Telecommunications      775,200  ADC Telecommunications, Inc.               20,548,965       16,327,650    0.6
                                   2,550,000  Frontier Corporation                       81,196,512       69,806,250    2.8
                                   2,361,514  MCI WorldCom, Inc.                         85,053,372      115,418,997    4.6
                                                                                     --------------   --------------  ------
                                                                                        186,798,849      201,552,897    8.0

             Utilities--           3,007,400  AES Corporation                            97,611,738      111,461,762    4.4
             Electric & Gas        1,225,950  Columbia Energy Group                      63,217,999       71,871,319    2.8
                                   2,002,100  Houston Industries Inc.                    45,203,722       62,315,362    2.5
                                   1,397,000  K N Energy, Inc.                           78,302,281       71,596,250    2.8
                                   1,830,000  Unicom Corporation                         57,049,442       68,396,250    2.7
                                                                                     --------------   --------------  ------
                                                                                        341,385,182      385,640,943   15.2

                                              Total Investments in the
                                              United States                           1,234,205,033    1,259,012,384   49.7

                                              Total Investments in North America      1,308,629,176    1,326,913,784   52.4


PACIFIC
BASIN


Australia    Leisure & Tourism       360,000  Village Roadshow Limited
                                              (Convertible Preferred)                    18,000,000       14,220,000    0.6
                                  11,800,652  Village Roadshow Limited
                                              (Preferred)(Class A)                       30,727,549       15,713,158    0.6
                                                                                     --------------   --------------  ------
                                                                                         48,727,549       29,933,158    1.2

             Real Estate           1,729,808  Lend Lease Corporation Ltd.                32,485,526       36,853,213    1.4

                                              Total Investments in Australia             81,213,075       66,786,371    2.6


Japan        Appliances              953,000  Matsushita Electric Industrial
             & Household                      Co., Ltd.                                  17,443,427       12,988,135    0.5
             Durables                400,000  Sony Corporation                           36,894,499       27,889,207    1.1
                                                                                     --------------   --------------  ------
                                                                                         54,337,926       40,877,342    1.6

             Construction          1,073,400  Chudenko Corporation                       25,974,605       20,819,749    0.8
             & Housing               788,000  Kinden Corporation                          9,663,415        8,794,152    0.4
                                                                                     --------------   --------------  ------
                                                                                         35,638,020       29,613,901    1.2


             Data Processing &     2,166,000  Canon Inc.                                 51,626,097       44,080,670    1.7
             Reproduction

             Electronic            1,276,000  Murata Manufacturing Company, Ltd.         39,076,429       43,217,692    1.7
             Components/
             Instruments

             Insurance             3,376,000  Dai-Tokyo Fire & Marine Insurance
                                              Co., Ltd.                                  13,600,046        9,623,745    0.4
                                     784,000  Nichido Fire & Marine Insurance
                                              Co., Ltd.                                   4,117,378        3,461,788    0.1
                                   4,411,000  Sumitomo Marine & Fire Insurance
                                              Co., Ltd.                                  30,544,736       21,226,986    0.9
                                     850,000  Tokio Marine & Fire Insurance
                                              Co., Ltd.                                  10,618,405        7,618,838    0.3
                                                                                     --------------   --------------  ------
                                                                                         58,880,565       41,931,357    1.7

             Miscellaneous--          10,000  Toyo Seikan Kaisha, Ltd.                      106,000          130,409    0.0
             Materials
             & Commodities

                                              Total Investments in Japan                239,665,037      199,851,371    7.9

                                              Total Investments in the
                                              Pacific Basin                             320,878,112      266,637,742   10.5


WESTERN
EUROPE


Denmark      Banking                 622,200  Den Danske Bank Group                      83,576,491       70,520,897    2.8

                                              Total Investments in Denmark               83,576,491       70,520,897    2.8


France       Food & Household        209,300  Groupe Danone S.A.                         30,175,687       55,004,264    2.1
             Products                179,300  Groupe Danone S.A. (ADR)*                   5,558,300        9,379,631    0.4

                                              Total Investments in France                35,733,987       64,383,895    2.5


Germany      Transportation        3,120,200  Lufthansa AG                               54,760,129       61,675,331    2.5
             --Airlines

             Utilities--           1,810,650  Berliner Kraft-und Licht (Bewag) AG        79,992,542       86,954,569    3.4
             Electric & Gas

                                              Total Investments in Germany              134,752,671      148,629,900    5.9


Ireland      Banking               4,800,000  Allied Irish Banks PLC                     41,920,503       71,197,583    2.8
                                       9,500  Allied Irish Banks PLC (ADR)*                 482,133          835,406    0.0

                                              Total Investments in Ireland               42,402,636       72,032,989    2.8


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
WESTERN EUROPE                                                                                                     Percent of
(concluded)  Industries         Shares Held             Investments                        Cost          Value     Net Assets
Netherlands  Financial               961,700  ING Groep N.V.                         $   40,767,624   $   43,321,659    1.7%
             Services

                                              Total Investments in the
                                              Netherlands                                40,767,624       43,321,659    1.7


Switzerland  Food &                   60,800  Nestle S.A. (Registered)                   67,899,128      120,993,713    4.8
             Household
             Products

                                              Total Investments in Switzerland           67,899,128      120,993,713    4.8

United       Beverages            10,100,000  Cadbury Schweppes PLC                      91,146,039      130,666,084    5.2
Kingdom                            9,174,278  Diageo PLC                                 82,325,988       87,226,099    3.4
                                                                                     --------------   --------------  ------
                                                                                        173,472,027      217,892,183    8.6

             Utilities--           9,449,573  National Power PLC                         89,490,280       85,993,080    3.4
             Electric & Gas

                                              Total Investments in the
                                              United Kingdom                            262,962,307      303,885,263   12.0


                                              Total Investments in Western
                                              Europe                                    668,094,844      823,768,316   32.5


SHORT-TERM                         Face
SECURITIES                        Amount                        Issue

             Commercial         $114,229,000  General Electric Capital Corp.,
             Paper**                          5.85% due 10/01/1998                      114,229,000      114,229,000    4.5

                                              Total Investment in Short-Term
                                              Securities                                114,229,000      114,229,000    4.5


OPTIONS                       Nominal Value                                               Premiums
PURCHASED                   Covered by Options                                              Paid

             Currency             83,360,000  Japanese Yen, expiring December 1998
             Put Options                      at YEN 130                                  2,463,288        4,268,032    0.2
             Purchased           176,640,000  Japanese Yen, expiring August 1999 at
                                              YEN 150                                     7,604,352        2,941,056    0.1

                                              Total Options Purchased                    10,067,640        7,209,088    0.3

                                              Total Investments                       2,421,898,772    2,538,757,930  100.2


OPTIONS                                                                                 Premiums
WRITTEN                                                                                 Received

             Call Options            185,000  Federal National Mortgage
             Written                          Association, expiring March 1999
                                              at $79.20                                    (402,930)        (321,900)  (0.0)

                                              Total Options Written                        (402,930)        (321,900)  (0.0)


             Total Investments, Net of Options Written                               $2,421,495,842    2,538,436,030  100.2
                                                                                     ==============
             Unrealized Depreciation on Forward Foreign Exchange Contracts++                              (1,015,501)  (0.1)

             Liabilities in Excess of Other Assets                                                        (3,345,646)  (0.1)
                                                                                                      --------------  ------
             Net Assets                                                                               $2,534,074,883  100.0%
                                                                                                      ==============  ======


             Net Asset Value:    Class A--Based on net assets of $167,188,247
                                          and 12,882,710 shares outstanding                           $        12.98
                                                                                                      ==============
                                 Class B--Based on net assets of $1,691,070,598
                                          and 131,668,679 shares outstanding                          $        12.84
                                                                                                      ==============
                                 Class C--Based on net assets of $316,631,263
                                          and 24,656,303 shares outstanding                           $        12.84
                                                                                                      ==============
                                 Class D--Based on net assets of $359,184,775
                                          and 27,747,367 shares outstanding                           $        12.94
                                                                                                      ==============


            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
           ++Forward foreign exchange contracts as of September 30, 1998 were as follows:

                                                                   Unrealized
             Foreign                            Expiration        Appreciation
             Currency Purchased                    Date          (Depreciation)

             Chf               71,861,467      December 1998     $  4,242,697
             Frf              337,119,697      December 1998        3,216,100
             Pound Sterling       933,760      December 1998           45,073
             Lit           97,882,627,500       October 1998        4,368,751
             Nlg              234,470,221      December 1998        6,465,023
             YEN            5,282,983,031      December 1998          944,285

             Total (US$ Commitment--$318,369,554)                  19,281,929
                                                                 ------------

             Foreign Currency Sold

             Chf              115,955,352      December 1998       (3,684,073)
             Dkr              482,520,640      December 1998       (4,621,137)
             Frf              337,119,697      December 1998       (4,274,856)
             Pound Sterling   119,925,515      December 1998       (7,547,082)
             Lit           97,882,627,500       October 1998       (2,541,662)
             Nlg              234,470,221      December 1998       (7,299,920)
             YEN           16,307,848,382      December 1998        9,671,300

             Total (US$ Commitment--$708,636,403)                 (20,297,430)
                                                                 ------------
             Total Unrealized Depreciation on Forward Foreign
             Exchange Contracts--Net                             $ (1,015,501)
                                                                 ============


Merrill Lynch Global Value Fund, Inc., September 30, 1998


PORTFOLIO CHANGES

For the Quarter Ended September 30, 1998


Additions

AES Corporation
Den Danske Bank Group
Mattel, Inc.
Sara Lee Corporation


Deletions

Morgan (J.P.) & Co., Inc.
Novartis AG (Registered)




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863